UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05549

Reynolds Funds, Inc.

(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee,  WI  53202

(Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management
2580 Kekaa Drive #115
Lahaina, Hawaii  96761

         (Name and address of agent for service)

(415) 265-7167

Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2011

REYNOLDS BLUE CHIP GROWTH FUND

Seeking Long-Term Capital Appreciation

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

REYNOLDS BLUE CHIP GROWTH FUND

November 23, 2011

Dear Fellow Shareholders:

Performance highlights (September 30, 2011)
The Reynolds Blue Chip Growth Fund has a 5 Star(1) overall rating from Morningstar. This is Morningstar’s highest overall mutual fund rating. The performance of the Reynolds Blue Chip Growth Fund (the “Fund” or the “Blue Chip Fund”) in the twelve months ended September 30, 2011 was -3.71%. The performance of the Standard & Poor’s 500 Index(2) during that same period was +1.14%. The annualized average total returns of the Reynolds Blue Chip Growth Fund for the 3-year, 5-year and 10-year periods through September 30, 2011 were + 13.44%,  +10.06%,  and +4.64%, respectively. The annualized average total returns for the Fund’s benchmark, the Standard & Poor’s 500, for the 3-year, 5-year and 10-year periods through September 30, 2011 were +1.23%, -1.18%, and +2.82%, respectively.

(1)
The Reynolds Blue Chip Growth Fund has an Overall Morningstar Rating of 5 Stars. This is out of 1,479 funds in Morningstar’s Large Growth Category which is the Fund’s Morningstar Category. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five-, and ten -year (if applicable) ratings, based on risk-adjusted returns. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including  the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Past performance is no guarantee of future results.

(2)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e. its market price per share times the number of shares outstanding.)  Stocks may be added or deleted from the Index from time to time.

Investment Strategy

Ideally I would always invest in stocks for the long-term and have low turnover. However, it is very important to closely analyze intermediate-term potential economic cycles and resulting stock market problems or positives. In October 2007, I became increasingly concerned regarding several potential economic problems. I believed that one of these potential problems was high housing prices, and the increasingly speculative financial instruments that had evolved in this segment of the economy. As a result, I began implementing a strong “defensive investment strategy” for the Reynolds Blue Chip Growth Fund by selling equities held in the Fund and raising the cash position. The beginning of the implementation of this defensive investment strategy coincided within a few days of the intermediate top of the stock market in October 2007. I began purchasing equities for the Blue Chip Fund in March 2009, as I believed that the prices of many high quality equities had declined to attractive long-term buying ranges and the massive amount of stimulus that was being implemented worldwide would be a positive. The beginning of the implementation of this more “normal investment strategy” also coincided within a few days of the intermediate bottom of the stock market.

The U.S. Economy

The U.S. economic recovery that started in mid-2009 has continued so far in 2011. The U.S. economy is growing, but at a lower than ideal rate. For example, growth of 3% or better is needed to begin meaningfully reducing unemployment which is at 9%. In the last two months the economy has been growing faster than was forecast a few months ago.  U.S. Gross Domestic Product (GDP) is estimated to have expanded at an inflation-adjusted annual rate of 2.5% in the quarter ended September 30, 2011 helped by stronger than expected consumer spending and business investment. Americans spent more on services such as health care, restaurants and finance. This is the most robust quarterly performance in a year and eased anxiety that the recovery may be stalling. U.S. GDP is forecast to expand at a 2.2% rate in the quarter ended December 31, 2011.  U.S. GDP increased at a 1.3% rate in the quarter ended June 30, 2011; at a 0.4% rate in the quarter ended March 31, 2011; at a 2.3% rate in the quarter ended December 31, 2010; at a 2.5% rate in the quarter ended September 30, 2010; at a 3.8%  rate in the quarter ended June 30, 2010; at a 3.9% rate in the quarter ended March 31, 2010, at a 5.0% rate in the quarter ended December 31, 2009; and at a 1.6% rate in the quarter ended September 30, 2009. Prior to that, the economy decreased for four consecutive quarters. For the next six months the outlook remains for good but less than ideal growth accompanied by high unemployment, modest inflation pressures and no change in the Federal Reserve policy on the federal funds rate. The economy will continue to be characterized by large fiscal deficits. The Fed completed the second round of economic stimulus in June 2011. The Fed recently began “Operation Twist” by purchasing longer term maturity Treasury Bonds and selling shorter term maturity Treasury Bonds. This tends to moderately lower longer term interest rates. This should add a moderate amount to economic growth.

There are some current and potential economic and investment negatives at the present time including: (1) hiring continues cautious and unemployment at 9% is still high, more than two and one half years after the economy started growing; (2)  high oil prices including higher gasoline prices continue to negatively affect economic growth, although prices have recently declined; (3)  mortgage rates are low, but mortgage credit is still somewhat tight; (4) federal, state and local  government spending remains weak; (5) inflation, while modest, continues to creep upward; (6) the U.S. deficit needs to be reduced; (7) there are major economic problems with some individual Euro-zone countries such as Greece, Italy, Ireland, Portugal, and Spain which may spread to other countries; (8) the European Commission recently lowered its Euro-zone forecast for 2012 to 0.5% from 1.8%; (9) the Euro-zone economy may slip into a recession in the near term; (10) Euro-zone problems and uncertainties may continue for some time; and (11) economic problems in Europe may negatively affect U.S. economic growth.

Some current and potential economic and investment positives are: (1) the Conference Board’s confidence gauge and the Thomson/Reuters/University of Michigan index of consumer sentiment recently improved; (2) consumer spending, which accounts for about 71% of the economy, has recently increased; (3) manufacturing demand and output are showing gains; (4) capital spending on equipment and software has been increasing; (5) employment and payrolls are increasing although at a modest rate; (6) there is modest growth in commercial and residential construction; (7) near term energy costs including gasoline have recently decreased; (8) there has recently been a modest increase in new home sales; (9) productivity has recently increased; (10) there has been an increase in the willingness of companies to commit capital as evidenced by the increase in merger and acquisition activity; (11) the economy has grown in the last eight quarters through the September 30, 2011 quarter and growth should continue in the near term; (12) growth in the service sector is broadening; (13) businesses have been able to use the credit markets to strengthen their balance sheets; (14) short-term interest rates remain low helped by a low Fed Funds rate; (15) long-term Treasury rates have fallen in response to the problems in Europe; (16) many companies reported revenue growth, not just earnings growth from cutting expenses in the most recent quarters; (17) European leaders agreed to expand a bailout fund; (18) the European Central Bank (ECB) recently cut its benchmark interest rate by 0.25% to 1.25% to boost growth; and (19) the current valuation of stocks is at the low end of historical ranges.

The U.S. economic recovery continues to be affected by a number of secular factors that are altering the pace and composition of growth. The economy in 2011 is being affected by greater prudence and less speculation in lending, high unemployment and less leverage for consumer spending. GDP increased 3.0% in 2010 after decreasing 3.6% in calendar 2009, after no change (0.0%) in calendar 2008, and increasing 2.1% in 2007, 2.8% in 2006, 3.1% in 2005, 3.9% in 2004, 2.7% in 2003, 1.9% in 2002, 0.8% in 2001 and 3.7% in 2000. GDP is forecast to increase 1.65% in 2011 and 2.7% in 2012.

U.S. inflation numbers have been helped in the last few years by such factors as: (1) global competition; (2) advances in technology resulting in increasing productivity; and (3) technology innovations that are helping to lower production and distribution costs.  Inflation, as measured by the Consumer Price Index, increased 1.6% in 2010 after decreasing 0.3% in 2009, and increasing 3.8% in 2008, 2.9% in

2007, 3.2% in 2006, 3.4% in 2005, 2.7% in 2004, 2.3% in 2003, 1.6% in 2002, 2.8% in 2001 and 3.4% in 2000. U.S. inflation is forecast to increase 1.85% in 2011 and 1.75% in 2012.

The World Economy

The global economic recovery that started in mid-2009 has continued in 2011. Growth is slowing, but outside of Europe, most economies do not appear to be contracting. The expansion today, except for the Euro-zone, appears to be more sustainable than it was a year ago because domestic demand is better in many economies and accommodative financial conditions remain largely in place in most countries. Recovery is strongest in Asia with China having the strongest growth. However, China’s growth rate has recently slowed to 9%. Other Asian countries are having good growth rates as well. Recovery is also occurring in Latin America and Brazil. Some developing countries in the world have been growing faster than the U.S. in the last few years. Their economies continued to grow faster than the U.S. during the most recent worldwide economic slowdown and their economies are continuing to grow faster. The biggest risk to Euro-zone economic growth is related to the potential sovereign government debt crises that have appeared.  Europe needs significant fiscal retrenchment in the next few years which is slowing their economic growth.  The Euro-zone may slip into a recession and real GDP may decrease 1% over the next two quarters.

The World Economy increased 4.8% in 2010 after decreasing 0.8% in 2009 and is forecast to increase 3.4% in 2011 and 3.1% in 2012. Among “advanced economies”: (1) Japan increased 4.0% in 2010 after decreasing 5.2% in 2009 and is forecast to decrease 0.7% in 2011 and increase 1.8% in 2012; (2) the Euro-zone increased 1.7% in 2010 after decreasing 4.0% in 2009 and is forecast to increase 1.5% in 2011 and 0.5% in 2012; (3) the United  Kingdom increased 1.3% in 2010 after decreasing 4.9% in 2009 and is forecast to increase 0.8% in 2011 and 1.0% in 2012; (4) Canada increased 3.1% in 2010 after decreasing 2.6% in 2009 and is forecast to increase 2.2% in 2011 and 2.1% in 2012; and (5) Korea increased 6.2% in 2010 after increasing 0.2% in 2009 and is forecast to increase 3.7% in 2011 and 3.8% in 2012.

The biggest developing economies are many times referred to as the “BRIC” economies, which is short for Brazil, Russia, India, and China. China’s population is approximately 19% of the world’s total population of approximately seven billion. Many economists believe that China has a particularly good long-term outlook. In the second quarter of 2010 China overtook Japan and became the world’s second largest economy after the U.S. It is the world’s fastest growing major economy. China was one of the first countries to show a pickup in growth as the recession was ending in 2009 and it helped to lead the world out of recession. China’s strong growth is resulting in policy makers withdrawing record fiscal and monetary stimulus. For example, bank lending has been tightened and interest rates have been raised several times. GDP increased 10.4% in 2010 after increasing 8.5% in 2009 and is forecast to increase 9.1% in 2011 and 8.1% in 2012.

India’s population is approximately 17% of the world’s population. It is the world’s second fastest growing economy. India’s economy increased 8.4% in 2010 after increasing 6.8% in 2009 and is forecast to increase 7.3% in 2011 and 7.4% in 2012.

Brazil is Latin America’s biggest economy. Brazil emerged from its first recession since 2003 in the second quarter of 2009.  GDP increased 7.5% in 2010 after decreasing 0.2% in 2009 and is forecast to increase 3.2% in 2011 and 3.5% in 2012. Russia’s economy grew at 4.0% in 2010 after decreasing 7.9% in 2009 and is forecast to increase 4.0% in 2011 and 3.2% in 2012.

Many worldwide larger multinational companies should be well positioned to benefit long-term from worldwide growth. To the extent that some of these companies’ U.S. earnings are growing slower, this could be somewhat offset by their possible stronger foreign earnings. The long-term strategy of the Reynolds Blue Chip Growth Fund is to be structured to benefit from this worldwide growth by investing in many of these leading multinational growth companies.

The Blue Chip Fund is positioned to participate in long-term worldwide growth trends through investments in multinational U.S. headquartered companies. In addition, the Fund has investments in leading foreign headquartered companies, whose stocks or American Depositary Receipts (ADRs) trade in the United States. These ADRs are denominated in dollars and they must use GAAP (Generally Accepted Accounting Principles) accounting to qualify as an ADR. The Blue Chip Fund may hold up to 35% of its assets in ADRs.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries

The Reynolds Blue Chip Growth Fund usually invests in companies of various sizes as classified by their market capitalizations. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price.  Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience plus the overall economic and geopolitical environments and interest rates.  The Fund’s investments are diversified among various industries.

The long-term strategy of the Reynolds Blue Chip Growth Fund is to emphasize investment in worldwide “blue chip” growth companies.  These companies are defined as companies with a minimum market capitalization of $1 billion. In the long-term these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Industry Sectors(3) as of September 30, 2011

(3)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Low Long-Term Interest Rates by Historical Standards are a Significant Positive for Stock Valuations

Long-term interest rates remain near historically low levels. Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence and profits.

(2)	Long-term borrowing costs of individuals are lower which increases consumer confidence and spending.

(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund

The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC. This Fund is offered as a money market alternative to our shareholders. The First American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Reynolds Blue Chip Growth Fund.  This Fund is also included on your quarterly statements.

Information about the Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund

Reynoldsfunds.com website: You can access current information about your investment holdings via our website, reynoldsfunds.com. You must first request a personal identification number (PIN) by calling our shareholder service representatives at (800) 773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN number not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings and industry percentages. Also, detailed statistics and graphs of past performances from a link to Morningstar for the Blue Chip Fund.

For automatic current daily net asset values:  Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Reynolds Blue Chip Growth Fund shareholders to automatically access their current account information:  Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions:  Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency: Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly. In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements are sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements are sent twice a year if, and when, any ordinary income or capital gains are distributed.

Tax reporting:  Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment:  $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans:  All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan:  There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds. This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan:  For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing:  Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund:  As often as desired – no charge.

NASDAQ symbols:  Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager:  Frederick Reynolds is the portfolio manager of the Reynolds Blue Chip Growth Fund.

The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load:  No front-end sales commissions or deferred sales charges (“loads”) are charged. Over 40% of all mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Blue Chip Fund and First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders. We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.reynoldsfunds.com.

This shareholder letter is unaudited.

Reynolds Blue Chip Growth Fund
COST DISCUSSION (Unaudited)

As a shareholder of the Reynolds Blue Chip Growth Fund, you do not incur (except as described below) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees, but do incur ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/01/11	Value 9/30/11	Period* 4/01/11-9/30/11
Reynolds Blue Chip Growth Fund Actual	$1,000.00	$ 792.80	$6.92
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.79

*
Expenses are equal to the Fund’s annualized expense ratio of 1.54% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2011 and September 30, 2011).

Reynolds Blue Chip Growth Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The Reynolds Blue Chip Growth Fund and the Standard & Poor’s 500 Index both appreciated in the first half of the Fund’s fiscal year ended March 31, 2011. This was due to several reasons including: (1) interest rates were at historically low levels; (2) the continued positive effects of the stimulus program; (3) Gross Domestic Product (GDP) and corporate profits increased during this period; and (4) the consensus economic forecast was for continued moderate growth. The Reynolds Blue Chip Growth Fund outperformed the Standard & Poor’s 500 Index (the Fund’s benchmark) during this period. One reason for this was that many of the Fund’s largest holdings outperformed the benchmark.  Some of these largest holdings were:  (1) Amazon; (2) Apple; (3) AutoZone; (4) Baidu; (5) Caterpillar; (6) Coca-Cola; (7) Costco; (8) Deere; (9) Hansen Natural; (10) McDonalds; (11) Nordstrom; and (12) Whole Foods Market. In addition, good individual stock selection in general was an important contributor to this good performance. Examples were: (1) Chipotle Mexican Grill; (2) Citrix Systems; (3) Dollar Tree; (4) Herbalife; (5) IBM; (6) Joy Global; (7) Norfolk and Southern; (8) Priceline; (9) Ross Stores; (10) Tempur-Pedic; (11) Union Pacific; (12) VM Ware; (13) VeriFone; and (14) Whiting Petroleum.  Also, Financial Services companies were underweighted in the Fund and they underperformed the Index.

In the second half of the Reynolds Blue Chip Growth Fund’s fiscal year ended September 30, 2011, the stock market was in a correction mode and the Fund and the Standard & Poor’s 500 Index both depreciated. This was due to several reasons including: (1) the second stimulus program expired on June 30, 2011; (2) near term GDP and some industry and company forecasts were lowered; (3) heightened concern about Greece’s problems; and (4) increased concern about other Euro-zone problems. The Blue Chip Fund underperformed the S&P 500 benchmark during this period. The main reason for this underperformance was that many of the same stocks held in the Fund that outperformed in the first half underperformed the benchmark in the second half. Most of these companies that outperformed the benchmark in the first half are high quality growth companies whose earnings are growing faster than the overall market. As a result, more is expected of these companies. They can be more volatile than the market during correction periods and they were during this period.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500 INDEX(1)

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN
1-YEAR	5-YEAR	10-YEAR
-3.71%	10.06%	4.64%

(1)
The S&P 500 is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

ASSETS:
Investments in securities, at value (cost $216,592,689)	$195,661,758
Cash	1,006,934
Receivable from investments sold	3,223,078
Receivable from shareholders for purchases	345,492
Dividends receivable	158,944
Total assets	$200,396,206

LIABILITIES:
Payable to shareholders for redemptions	$916,281
Payable to adviser for management fees	178,722
Payable for distribution expenses	34,000
Other liabilities	84,664
Total liabilities	1,213,667

NET ASSETS:
Capital Stock, $0.01 par value; 40,000,000 shares authorized; 4,283,447 shares outstanding	225,677,270
Net unrealized depreciation on investments	(20,930,931)
Accumulated net realized loss on investments	(5,563,800)
Net assets	199,182,539
Total liabilities and net assets	$200,396,206

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($199,182,539 ÷ 4,283,447 shares outstanding)	$46.50

The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a)
COMMON STOCKS — 97.5% (a)
	Aerospace & Defense — 1.9%
7,400	BE Aerospace, Inc.*	$245,014
7,200	The Boeing Co.	435,672
600	Embraer S.A. - SP-ADR	15,222
1,200	Esterline Technologies Corp.*	62,208
3,300	General Dynamics Corp.	187,737
4,600	Goodrich Corp.	555,128
9,400	Hexcel Corp.*	208,304
5,300	Honeywell International Inc.	232,723
1,000	ITT Corporation	42,000
2,300	L-3 Communications Holdings, Inc.	142,531
1,300	Lockheed Martin Corp.	94,432
2,600	Northrop Grumman Corp.	135,616
600	Precision Castparts Corp.	93,276
1,500	Raytheon Co.	61,305
1,900	Rockwell Collins, Inc.	100,244
1,600	Spirit AeroSystems Holdings Inc.*	25,520
4,600	TransDigm Group, Inc.*	375,682
4,600	Triumph Group, Inc.	224,204
6,400	United Technologies Corp.	450,304
		3,687,122

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)
	Air Freight & Logistics — 0.5%
2,900	C. H. Robinson Worldwide, Inc.	$198,563
4,200	Expeditors International
	of Washington, Inc.	170,310
3,400	FedEx Corp.	230,112
5,200	United Parcel Service, Inc. Cl B	328,380
		927,365
	Airlines — 0.3%
1,700	Alaska Air Group, Inc.*	95,693
2,200	Allegiant Travel Co.*	103,686
3,800	AMR Corp.*	11,248
2,700	China Eastern Airlines
	Corporation Ltd. - SP-ADR*	41,688
8,700	China Southern Airlines
	Company Ltd. - SP-ADR*	196,011
4,500	Delta Air Lines, Inc.*	33,750
5,400	Hawaiian Holdings, Inc.*	22,734
4,000	JetBlue Airways Corp.*	16,400
5,900	Southwest Airlines Co.	47,436
1,200	United Continental Holdings Inc.*	23,256
2,800	US Airways Group, Inc.*	15,400
		607,302
	Auto Components — 0.6%
6,900	BorgWarner, Inc.*	417,657
1,900	China Automotive Systems, Inc.*	8,968
18,330	The Goodyear Tire & Rubber Co.*	184,950
3,300	Johnson Controls, Inc.	87,021
700	Magna International Inc.	23,079
8,000	Tenneco Inc.*	204,880
4,900	TRW Automotive Holdings Corp.*	160,377
		1,086,932
	Automobiles — 0.5%
18,100	Ford Motor Co.*	175,027
2,200	General Motors Co.*	44,396
6,400	Harley-Davidson, Inc.	219,712
2,800	Honda Motor Co., Ltd. - SP-ADR	81,620
15,800	Tata Motors Ltd. - SP-ADR	243,004
2,200	Tesla Motors, Inc.*	53,658
1,200	Toyota Motor Corp. - SP-ADR	81,912
		899,329
	Beverages — 2.5%
2,000	Anheuser-Busch
	InBev N.V. - SP-ADR	105,960
3,200	The Boston Beer Company, Inc.*	232,640
17,200	The Coca-Cola Co.	1,162,032
6,100	Coca-Cola Enterprises Inc.	151,768
4,000	Coca-Cola Femsa, S.A.B.
	de C.V. - SP-ADR	354,920
1,900	Compania Cervecerias
	Unidas S.A. - SP-ADR	98,135
5,600	Constellation Brands, Inc.*	100,800
18,600	Cott Corp.*	126,666
1,700	Craft Brewers Alliance Inc.*	9,537
4,100	Diageo PLC - SP-ADR	311,313
6,200	Dr Pepper Snapple Group, Inc.	240,436
6,100	Fomento Economico Mexicano,
	S.A.B. de C.V. - SP-ADR	395,402
9,800	Hansen Natural Corp.*	855,442
1,200	Heineken N. V. - ADR	26,556
2,700	Molson Coors Brewing Co.	106,947
11,600	PepsiCo, Inc.	718,040
		4,996,594
	Biotechnology — 1.5%
7,400	Alexion Pharmaceuticals, Inc.*	474,044
6,300	Alkermes PLC*	96,138
3,400	Amgen Inc.	186,830
4,800	Amylin Pharmaceuticals, Inc.*	44,304
39,300	ARIAD Pharmaceuticals, Inc.*	345,447
4,400	Biogen Idec Inc.*	409,860
3,500	Celgene Corp.*	216,720
11,000	Cell Therapeutics, Inc.*	11,660
6,600	Dendreon Corp.*	59,400
5,700	Gilead Sciences, Inc.*	221,160
6,700	Human Genome Sciences, Inc.*	85,023
20,200	Incyte Corp.*	282,194
2,900	InterMune, Inc.*	58,580
1,500	Myriad Genetics, Inc.*	28,110
2,000	Onyx Pharmaceuticals, Inc.*	60,020
500	Pharmasset, Inc.*	41,185
10,300	SciClone Pharmaceuticals, Inc.*	39,243
5,500	Seattle Genetics, Inc.*	104,830
3,100	United Therapeutics Corporation*	116,219

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)
	Biotechnology — 1.5% (Continued)
1,800	Vertex Pharmaceuticals Inc.*	$80,172
8,700	Vical Inc.*	21,576
		2,982,715
	Building Products — 0.1%
8,600	Masco Corp.	61,232
3,300	Owens Corning Inc.*	71,544
		132,776
	Capital Markets — 1.2%
1,100	Affiliated Managers Group, Inc.*	85,855
900	Ameriprise Financial, Inc.	35,424
1,400	The Bank of New York Mellon Corp.	26,026
3,600	BGC Partners, Inc.	21,708
2,100	Deutsche Bank AG	72,681
7,300	E*Trade Financial Corp.*	66,503
5,900	Financial Engines, Inc.*	106,849
2,500	Franklin Resources, Inc.	239,100
5,000	The Goldman Sachs Group, Inc.	472,750
2,300	Invesco Limited	35,673
11,100	Janus Capital Group Inc.	66,600
2,100	Legg Mason, Inc.	53,991
4,700	Morgan Stanley	63,450
2,400	Piper Jaffray Companies, Inc.*	43,032
6,000	T. Rowe Price Group Inc.	286,620
4,700	Raymond James Financial, Inc.	122,012
2,000	Safeguard Scientifics, Inc.*	30,000
3,500	The Charles Schwab Corporation	39,445
1,200	SEI Investments Co.	18,456
2,600	State Street Corp.	83,616
10,800	TD Ameritrade Holding Corp.	158,814
4,500	Virtus Investment Partners Inc.*	241,290
3,900	Waddell & Reed Financial, Inc.	97,539
		2,467,434
	Chemicals — 3.0%
3,700	Agrium Inc.	246,642
800	Airgas, Inc.	51,056
3,500	Albemarle Corporation	141,400
1,000	Celanese Corporation	32,530
1,300	CF Industries Holdings, Inc.	160,407
8,600	The Dow Chemical Co.	193,156
7,100	E.I. du Pont de Nemours and Co.	283,787
2,900	Eastman Chemical Co.	198,737
5,900	Ferro Corporation*	36,285
4,300	FMC Corporation	297,388
8,300	W.R. Grace & Co.*	276,390
2,600	Huntsman Corporation	25,142
10,100	International Flavors
	& Fragrances Inc.	567,822
8,900	Intrepid Potash, Inc.*	221,343
4,200	Koppers Holdings, Inc.	107,562
7,000	Kraton Performance Polymers, Inc.*	113,260
7,300	Kronos Worldwide, Inc.	117,384
6,800	LyondellBasell Industries N.V.	166,124
7,600	Monsanto Company	456,304
7,100	The Mosaic Company	347,687
3,100	Nalco Holding Co.	108,438
600	NewMarket Corporation	91,122
8,100	Olin Corp.	145,881
7,000	Potash Corporation
	of Saskatchewan Inc.	302,540
4,800	PPG Industries, Inc.	339,168
3,100	Praxair, Inc.	289,788
6,200	RPM International, Inc.	115,940
1,700	The Scotts Miracle-Gro Company	75,820
3,800	Sigma-Aldrich Corp.	234,802
7,500	Solutia Inc.*	96,375
3,200	The Valspar Corp.	99,872
500	Yara International ASA - SP-ADR	19,350
		5,959,502
	Commercial Banks — 0.6%
2,400	Banco Santander S.A. - SP-ADR	19,296
1,100	Bank of Hawaii Corp.	40,040
1,089	Bank of Montreal	60,821
6,000	Bank of the Ozarks, Inc.	125,580
3,000	Barclays PLC - SP-ADR	29,340
2,200	BB&T Corp.	46,926
7,200	East West Bancorp, Inc.	107,352
10,700	Fifth Third Bancorp	108,070
3,000	Hudson City Bancorp, Inc.	16,980
18,500	Huntington Bancshares Inc.	88,800

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)
	Commercial Banks — 0.6% (Continued)
9,600	KeyCorp	$56,928
24,300	Regions Financial Corp.	80,919
5,600	SunTrust Banks, Inc.	100,520
5,000	Synovus Financial Corp.	5,350
1,100	The Toronto-Dominion Bank	78,045
3,800	U.S. Bancorp	89,452
5,900	Wells Fargo & Co.	142,308
3,400	Zions Bancorporation	47,838
		1,244,565
	Commercial Services & Supplies — 0.9%
7,600	Copart, Inc.*	297,312
10,800	A. T. Cross Company*	121,824
1,800	R. R. Donnelley & Sons Company	25,416
6,200	Iron Mountain Incorporated	196,044
4,600	KAR Auction Services Inc.*	55,706
3,900	Herman Miller, Inc.	69,654
1,700	Pitney Bowes Inc.	31,960
2,300	Progressive Waste Solutions Ltd.	47,334
13,400	RINO International Corp.*	2,412
12,750	Rollins, Inc.	238,552
25,600	The Standard Register Co.	64,768
1,500	Stericycle, Inc.*	121,080
11,400	Waste Connections, Inc.	385,548
3,400	Waste Management, Inc.	110,704
		1,768,314
	Communications Equipment — 2.3%
3,100	Acme Packet, Inc.*	132,029
4,100	ADTRAN, Inc.	108,486
6,600	Alcatel-Lucent - SP-ADR*	18,678
13,900	Aruba Networks Inc.*	290,649
14,700	Brocade Communications
	Systems, Inc.*	63,504
22,400	Ciena Corp.*	250,880
12,300	Cisco Systems, Inc.	190,527
16,000	L. M. Ericsson Telephone Co.	152,800
6,700	F5 Networks, Inc.*	476,035
34,175	Finisar Corp.*	599,429
1,000	Harris Corp.	34,170
7,600	Infinera Corporation*	58,672
4,500	Ituran Location and Control Ltd.	52,425
43,700	JDS Uniphase Corp.*	435,689
6,700	Juniper Networks, Inc.*	115,642
1,820	Loral Space & Communications Inc.*	91,182
2,200	Motorola Solutions, Inc.	92,180
7,000	NETGEAR, Inc.*	181,230
3,200	Plantronics, Inc.	91,040
8,100	Polycom, Inc.*	148,797
10,500	QUALCOMM, Inc.	510,615
1,600	Research In Motion Limited*	32,480
9,400	Riverbed Technology, Inc.*	187,624
5,500	Sierra Wireless Inc.*	37,675
5,100	Tellabs, Inc.	21,879
3,800	ViaSat, Inc.*	126,578
9,900	Westell Technologies, Inc.*	21,384
		4,522,279
	Computers & Peripherals — 5.6%
22,750	Apple Inc.*	8,671,845
9,200	Dell Inc.*	130,180
7,600	Electronics for Imaging, Inc.*	102,372
16,000	EMC Corp.*	335,840
1,300	Hewlett-Packard Co.	29,185
3,600	International Business
	Machines Corp.	630,108
2,600	Lexmark International, Inc.*	70,278
6,700	NetApp, Inc.*	227,398
3,800	QLogic Corp.*	48,184
10,300	SanDisk Corp.*	415,605
11,900	Seagate Technology PLC	122,332
4,800	Silicon Graphics
	International Corporation*	57,216
2,100	STEC Inc.*	21,294
2,900	Teradata Corp.*	155,237
6,600	Western Digital Corp.*	169,752
		11,186,826
	Construction & Engineering — 0.4%
5,800	Chicago Bridge & Iron
	Company N. V. NYS	166,054
10,300	Fluor Corp.	479,465
7,900	Foster Wheeler AG*	140,541

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)
	Construction &
	Engineering — 0.4% (Continued)
2,000	Jacobs Engineering Group Inc.*	$64,580
1,400	The Shaw Group Inc.*	30,436
		881,076
	Construction Materials — 0.0%
1,200	Vulcan Materials Company	33,072

	Consumer Finance — 0.6%
11,430	American Express Co.	513,207
2,800	Capital One Financial Corp.	110,964
23,900	Discover Financial Services	548,266
		1,172,437
	Consumer Services – Diversified — 0.2%
7,700	Coinstar, Inc.*	308,000
2,300	H&R Block, Inc.	30,613
2,000	New Oriental Education &
	Technology Group, Inc. - SP-ADR*	45,940
1,000	Sotheby’s	27,570
		412,123
	Containers & Packaging — 0.3%
5,200	Ball Corp.	161,304
30,700	Boise, Inc.	158,719
7,500	Crown Holdings, Inc.*	229,575
1,200	Owens-Illinois, Inc.*	18,144
2,500	Sealed Air Corp.	41,750
1,000	Sonoco Products Company	28,230
		637,722
	Distributors — 0.1%
5,600	Genuine Parts Co.	284,480

	Electric Utilities — 0.2%
1,400	Duke Energy Corporation	27,986
1,200	El Paso Electric Company	38,508
2,000	Exelon Corporation	85,220
1,000	NextEra Energy, Inc.	54,020
1,600	Progress Energy, Inc.	82,752
100	Westar Energy, Inc.	2,642
		291,128
	Electrical Equipment — 1.0%
4,900	The Babcock & Wilcox Co.*	95,795
3,800	Cooper Industries PLC	175,256
4,200	Emerson Electric Co.	173,502
1,500	Harbin Electric, Inc.*	30,975
5,900	Hubbell Incorporated, CL B	292,286
3,500	Polypore International, Inc.*	197,820
4,700	Rockwell Automation, Inc.	263,200
4,200	Roper Industries, Inc.	289,422
7,000	Sensata Technologies Holding N.V.*	185,220
2,400	A. O. Smith Corp.	76,872
4,000	Thomas & Betts Corp.*	159,640
		1,939,988
	Electronic Equipment, Instruments
	& Components — 1.1%
7,900	Agilent Technologies, Inc.*	246,875
1,700	Arrow Electronics, Inc.*	47,226
3,400	Coherent, Inc.*	146,064
3,900	Corning Inc.	48,204
3,500	Fabrinet*	65,450
8,200	Flextronics International Ltd.*	46,166
3,900	FLIR Systems, Inc.	97,695
4,400	Hitachi, Ltd.	217,448
6,400	Jabil Circuit, Inc.	113,856
10,900	LeCroy Corporation*	86,110
1,400	Littelfuse, Inc.	56,294
1,100	Maxwell Technologies, Inc.*	20,251
4,000	Molex Inc.	81,480
3,600	OSI Systems, Inc.*	120,672
10,600	Sanmina-SCI Corp.*	70,808
4,200	TE Connectivity Limited	118,188
3,800	Tech Data Corp.*	164,274
3,100	Trimble Navigation Ltd.*	104,005
1,700	Universal Display Corporation*	81,498
14,200	Vishay Intertechnology, Inc.*	118,712
2,600	Vishay Precision Group Inc.*	34,268
		2,085,544
	Energy Equipment & Services — 2.7%
4,700	Atwood Oceanics, Inc.*	161,492
6,200	Baker Hughes Inc.	286,192
8,700	Cameron International Corp.*	361,398
11,100	CGG-Veritas - SP-ADR*	195,582

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)
	Energy Equipment &
	Services — 2.7% (Continued)
1,200	Complete Production Services, Inc.*	$22,620
3,900	Diamond Offshore Drilling, Inc.	213,486
4,000	Dresser-Rand Group, Inc.*	162,120
1,300	Dril-quip, Inc.*	70,083
1,000	Ensco PLC - SP-ADR	40,430
4,800	FMC Technologies, Inc.*	180,480
11,500	Halliburton Co.	350,980
5,300	Helmerich & Payne, Inc.	215,180
2,700	Hercules Offshore, Inc.*	7,884
3,800	Lufkin Industries, Inc.	202,198
10,000	Nabors Industries Ltd.*	122,600
7,500	National-Oilwell Varco Inc.	384,150
2,500	Newpark Resources, Inc.*	15,225
54	Ocean Rig UDW, Inc.*	825
1,800	Oil States International, Inc.*	91,656
17,200	Parker Drilling Co.*	75,508
12,100	Patterson-UTI Energy, Inc.	209,814
3,100	Pioneer Drilling Company*	22,258
12,400	Precision Drilling Corporation*	102,796
10,000	Rowan Companies, Inc.*	301,900
3,900	RPC, Inc.	63,648
15,789	Schlumberger Ltd.	943,077
5,700	Tenaris S.A. - SP-ADR	145,065
7,100	Transocean Ltd.	338,954
3,800	Weatherford International Ltd.*	46,398
		5,333,999
	Financial Services – Diversified — 0.5%
9,200	Bank of America Corp.	56,304
1,900	Citigroup Inc.	48,678
400	CME Group Inc.	98,560
3,200	ING Groep N.V. - SP-ADR*	22,560
10,000	JPMorgan Chase & Co.	301,200
7,200	Leucadia National Corporation	163,296
3,000	Moody’s Corporation	91,350
3,500	The NASDAQ OMX Group, Inc.*	80,990
13,800	NewStar Financial, Inc.*	128,892
1,400	NYSE Euronext	32,536
		1,024,366
	Food & Staples Retailing — 2.0%
1,800	Casey’s General Stores, Inc.	78,570
20,300	Costco Wholesale Corp.	1,667,036
9,100	CVS Caremark Corp.	305,578
13,800	The Great Atlantic &
	Pacific Tea Company, Inc.*	2,415
8,800	PriceSmart, Inc.	548,416
4,400	Safeway Inc.	73,172
12,700	SUPERVALU Inc.	84,582
6,100	United Natural Foods, Inc.*	225,944
3,900	Walgreen Co.	128,271
1,200	Wal-Mart Stores, Inc.	62,280
12,000	Whole Foods Market, Inc.	783,720
1,600	Winn-Dixie Stores, Inc.*	9,472
		3,969,456
	Food Products — 1.7%
11,700	B & G Foods Inc.	195,156
1,600	Bunge Limited	93,264
1,000	Campbell Soup Company	32,370
3,200	Chiquita Brands International, Inc.*	26,688
4,700	Dean Foods Company*	41,689
3,400	Diamond Foods, Inc.	271,286
1,200	General Mills, Inc.	46,164
3,800	Green Mountain
	Coffee Roasters, Inc.*	353,172
11,000	The Hain Celestial Group, Inc.*	336,050
6,900	The Hershey Co.	408,756
2,500	Hormel Foods Corporation	67,550
1,100	Kellogg Co.	58,509
2,800	Kraft Foods Inc.	94,024
4,000	McCormick & Company, Inc.	184,640
3,700	Mead Johnson Nutrition Company	254,671
1,200	Ralcorp Holdings, Inc.*	92,052
4,600	Sara Lee Corp.	75,210
5,800	The J. M. Smucker Co.	422,762
1,700	TreeHouse Foods, Inc.*	105,128
7,400	Unilever PLC - SP-ADR	230,806
		3,389,947
	Gas Utilities — 0.3%
9,800	ONEOK, Inc.	647,192

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)

	Health Care Equipment & Supplies — 2.0%
3,400	C.R. Bard, Inc.	$297,636
8,300	Baxter International Inc.	465,962
1,900	Becton, Dickinson & Co.	139,308
2,900	CareFusion Corporation*	69,455
3,100	Cyberonics, Inc.*	87,730
1,200	DENTSPLY International Inc.	36,828
3,400	Edwards Lifesciences Corp.*	242,352
4,200	Endologix, Inc.*	42,168
820	Gen-Probe Incorporated*	46,945
4,900	Haemonetics Corporation*	286,552
6,200	Hologic, Inc.*	94,302
3,800	IDEXX Laboratories, Inc.*	262,086
300	Intuitive Surgical, Inc.*	109,284
700	MAKO Surgical Corp.*	23,954
5,700	Medtronic, Inc.	189,468
1,600	ResMed Inc.*	46,064
3,200	Sirona Dental Systems, Inc.*	135,712
7,800	St. Jude Medical, Inc.	282,282
4,300	Stryker Corp.	202,659
7,400	Varian Medical Systems, Inc.*	385,984
2,100	Zimmer Holdings, Inc.*	112,350
10,000	Zoll Medical Corporation*	377,400
		3,936,481
	Health Care Providers & Services — 3.0%
5,100	Aetna Inc.	185,385
2,700	AMERIGROUP Corporation*	105,327
6,300	AmerisourceBergen Corp.	234,801
3,800	Cardinal Health, Inc.	159,144
800	Catalyst Health Solutions, Inc.*	46,152
2,400	Centene Corporation*	68,808
9,100	CIGNA Corp.	381,654
1,500	Community Health Systems Inc.*	24,960
1,400	CorVel Corporation*	59,500
11,700	Coventry Health Care, Inc.*	337,077
2,600	The Ensign Group, Inc.	60,086
2,000	Express Scripts, Inc.*	74,140
9,700	Fresenius Medical Care
	AG & Co. KGaA - SP-ADR	655,041
16,400	Health Management Associates, Inc.*	113,488
3,900	Health Net Inc.*	92,469
3,500	HEALTHSOUTH Corp.*	52,255
5,400	Healthspring, Inc.*	196,884
9,400	Humana Inc.	683,662
1,100	Laboratory Corporation
	of America Holdings*	86,955
1,600	Lincare Holdings Inc.	36,000
1,600	Magellan Health Services, Inc.*	77,280
4,200	McKesson Corp.	305,340
1,700	Medco Health Solutions, Inc.*	79,713
11,800	Molina Healthcare Inc.*	182,192
2,900	Owens & Minor, Inc.	82,592
5,800	Patterson Companies Inc.	166,054
4,400	PSS World Medical, Inc.*	86,636
2,200	Quest Diagnostics Inc.	108,592
5,100	Henry Schein, Inc.*	316,251
17,500	Tenet Healthcare Corp.*	72,275
5,200	UnitedHealth Group Inc.	239,824
2,200	Universal Health Services, Inc.	74,800
8,500	WellCare Health Plans Inc.*	322,830
4,200	WellPoint Inc.	274,176
		6,042,343
	Health Care Technology — 0.7%
2,000	Allscripts Healthcare Solutions, Inc.*	36,040
1,300	athenahealth Inc.*	77,415
8,800	Cerner Corp.*	602,976
1,600	Omnicell, Inc.*	22,048
5,700	Quality Systems, Inc.	552,900
		1,291,379
	Home Building — 0.1%
3,400	KB Home	19,924
4,000	Lennar Corp.	54,160
9,500	Pulte Group Inc.*	37,525
8,100	The Ryland Group, Inc.	86,265
5,100	Toll Brothers, Inc.*	73,593
		271,467
	Hotels, Restaurants & Leisure — 5.3%
900	7 Days Group Holdings
	Ltd. - SP-ADR*	11,394
7,200	Arcos Dorados Holdings, Inc.	166,968

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)
	Hotels, Restaurants &
	Leisure — 5.3% (Continued)
1,000	Bob Evans Farms, Inc.	$28,520
19,900	Boyd Gaming Corp.*	97,510
6,100	Brinker International, Inc.	127,612
2,300	Buffalo Wild Wings Inc.*	137,540
17,200	Caribou Coffee Company, Inc.*	203,304
4,200	Carnival Corp.	127,260
7,000	The Cheesecake Factory Inc.*	172,550
2,000	Chipotle Mexican Grill, Inc.*	605,900
9,200	Ctrip.com International,
	Ltd. - SP-ADR*	295,872
6,800	Darden Restaurants, Inc.	290,700
2,900	DineEquity, Inc.*	111,621
23,700	Domino’s Pizza, Inc.*	645,825
4,700	Home Inns & Hotels
	Management, Inc. - SP-ADR*	121,119
5,500	Hyatt Hotels Corp.*	172,535
2,000	InterContinental Hotels
	Group PLC - SP-ADR	32,160
4,700	International Game Technology	68,291
57,630	Jamba, Inc.*	74,343
25,250	Krispy Kreme Doughnuts, Inc.*	172,205
24,300	Las Vegas Sands Corp.*	931,662
1,200	LIFE TIME FITNESS, Inc.*	44,220
6,700	Marriott International Inc.	182,508
9,300	McDonald’s Corp.	816,726
3,600	Melco Crown Entertainment
	Ltd. - SP-ADR*	29,916
31,000	MGM Resorts International*	287,990
6,500	P.F. Chang’s China Bistro, Inc.	177,060
4,000	Panera Bread Co.*	415,760
9,200	Papa John’s International, Inc.*	279,680
8,800	Peet’s Coffee & Tea Inc.*	489,632
4,100	Royal Caribbean Cruises Ltd.*	88,724
34,690	Ruth’s Hospitality Group Inc.*	148,820
13,000	Starbucks Corp.	484,770
6,400	Starwood Hotels &
	Resorts Worldwide, Inc.	248,448
12,100	Tim Hortons, Inc.	559,988
2,900	The Wendy’s Company	13,311
8,900	Wyndham Worldwide Corp.	253,739
6,450	Wynn Resorts Ltd.	742,266
11,900	Yum! Brands, Inc.	587,741
		10,446,190
	Household Durables — 1.2%
1,800	Ethan Allen Interiors Inc.	24,498
800	Fortune Brands, Inc.	43,264
2,300	Garmin Ltd.	73,071
3,200	Harman International Industries, Inc.	91,456
5,300	iRobot Corporation*	133,348
14,500	La-Z-Boy Inc.*	107,445
1,200	Leggett & Platt, Incorporated	23,748
1,600	M.D.C. Holdings, Inc.	27,104
9,700	Newell Rubbermaid Inc.	115,139
1,800	Panasonic Corporation	17,136
10,400	SodaStream International Ltd.*	343,720
3,700	Sony Corp. - SP-ADR	70,300
4,330	Stanley Black & Decker Inc.	212,603
14,100	Tempur-Pedic International Inc.*	741,801
7,100	Tupperware Brands Corp.	381,554
		2,406,187
	Household Products — 0.7%
5,200	Church & Dwight Co., Inc.	229,840
2,600	The Clorox Co.	172,458
1,600	Colgate-Palmolive Co.	141,888
2,600	Energizer Holdings, Inc.*	172,744
4,100	Kimberly-Clark Corp.	291,141
4,900	The Procter & Gamble Co.	309,582
2,900	WD-40 Co.	115,536
		1,433,189
	Independent Power Producers
	& Energy Traders — 0.1%
4,700	Constellation Energy Group Inc.	178,882

	Industrial Conglomerates — 0.5%
4,700	3M Co.	337,413
16,100	General Electric Co.	245,364
1,038	Koninklijke Philips
	Electronics N.V. NYS	18,622

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)
	Industrial
	Conglomerates — 0.5% (Continued)
11,700	McDermott International, Inc.*	$125,892
700	Siemens AG - SP-ADR	62,853
10,400	Textron Inc.	183,456
		973,600
	Insurance — 0.8%
1,200	Aflac, Inc.	41,940
700	The Allstate Corporation	16,583
25,000	Ambac Financial Group, Inc.*	1,600
1,600	Berkshire Hathaway Inc. Cl B*	113,664
1,700	Brown & Brown, Inc.	30,260
2,700	China Life Insurance
	Company, Ltd. - SP-ADR	95,877
1,900	The Chubb Corporation	113,981
8,900	Genworth Financial Inc.*	51,086
1,400	The Hartford Financial
	Services Group, Inc.	22,596
5,000	Marsh & McLennan Companies, Inc.	132,700
19,900	MBIA Inc.*	144,673
1,400	MetLife, Inc.	39,214
5,700	Prudential Financial, Inc.	267,102
7,950	Torchmark Corp.	277,137
4,100	The Travelers Companies, Inc.	199,793
		1,548,206
	Internet & Catalog Retail — 1.4%
6,100	Amazon.com, Inc.*	1,319,003
1,200	Blue Nile, Inc.*	42,336
10,300	Expedia, Inc.	265,225
4,100	Netflix Inc.*	463,956
1,300	Priceline.com Inc.*	584,298
3,000	Shutterfly, Inc.*	123,540
		2,798,358
	Internet Software & Services — 3.4%
3,600	Akamai Technologies, Inc.*	71,568
3,700	Ancestry.com, Inc.*	86,950
18,000	Baidu, Inc. - SP-ADR*	1,924,380
1,400	Digital River, Inc.*	29,022
15,500	eBay Inc.*	457,095
1,200	Google Inc.*	617,256
8,000	IAC/InterActiveCorp*	316,400
14,300	Internet Initiative
	Japan Inc. - SP-ADR	163,163
1,200	LinkedIn Corporation*	93,696
1,400	Liquidity Services Inc.*	44,898
1,400	LogMeIn, Inc.*	46,494
3,000	MercadoLibre Inc.	161,250
7,100	Monster Worldwide, Inc.*	50,978
5,200	NetEase.com Inc. - SP-ADR*	198,432
1,000	Open Text Corporation*	52,120
4,800	OpenTable, Inc.*	220,848
6,200	Rackspace Hosting, Inc.*	211,668
8,900	Rediff.com India Limited - SP-ADR*	58,473
2,000	Renren, Inc.*	10,200
9,500	SINA Corp.*	680,295
7,100	Sohu.com Inc.*	342,220
7,200	Travelzoo Inc.*	158,328
20,100	ValueClick, Inc.*	312,756
4,000	VeriSign, Inc.	114,440
4,800	VistaPrint N.V.*	129,744
1,000	WebMD Health Corp.*	30,150
6,900	Yahoo! Inc.*	90,804
3,400	Youku.com Inc.*	55,624
2,800	Zillow, Inc.*	76,580
		6,805,832
	IT Services — 2.1%
2,600	Accenture PLC	136,968
800	Alliance Data Systems Corporation*	74,160
4,100	Automatic Data Processing, Inc.	193,315
2,800	CACI International Inc.*	139,832
4,400	CIBER, Inc.*	13,332
8,900	Cognizant Technology
	Solutions Corp.*	558,030
1,400	Computer Sciences Corporation	37,590
4,900	DST Systems, Inc.	214,767
1,400	Fidelity National
	Information Services, Inc.	34,048
2,300	Fiserv, Inc.*	116,771
9,200	Gartner, Inc.*	320,804
1,200	Genpact Limited*	17,268

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)
	IT Services — 2.1% (Continued)
3,100	The Hackett Group, Inc.*	$11,563
6,800	Infosys Ltd. - SP-ADR	347,276
1,000	Mastercard, Inc.	317,160
2,400	MAXIMUS, Inc.	83,760
3,600	Paychex, Inc.	94,932
15,800	Sapient Corp.	160,212
10,300	Satyam Computer
	Services Ltd. - SP-ADR*	28,119
22,300	VeriFone Systems, Inc.*	780,946
6,200	Visa Inc.	531,464
		4,212,317
	Leisure Equipment & Products — 0.3%
40,900	Eastman Kodak Co.*	31,906
11,900	Mattel, Inc.	308,091
10,500	Sturm, Ruger & Company, Inc.	272,790
		612,787
	Life Sciences Tools & Services — 0.7%
17,400	Affymetrix, Inc.*	85,260
10,600	Bruker Corp.*	143,418
2,400	Complete Genomics Inc.*	14,088
5,300	Illumina, Inc.*	216,876
1,500	Life Technologies Corporation*	57,645
1,000	Mettler-Toledo International Inc.*	139,960
9,300	Parexel International Corp.*	176,049
1,400	PerkinElmer, Inc.	26,894
6,900	Sequenom Inc.*	35,121
1,800	Thermo Fisher Scientific, Inc.*	91,152
4,400	Waters Corp.*	332,156
		1,318,619
	Machinery — 4.0%
3,700	AGCO Corporation*	127,909
3,900	Alamo Group Inc.	81,081
1,400	Barnes Group Inc.	26,950
21,000	Caterpillar Inc.	1,550,640
1,400	CNH Global N.V.*	36,736
4,300	Crane Co.	153,467
5,300	Cummins Inc.	432,798
2,000	Danaher Corp.	83,880
16,600	Deere & Co.	1,071,862
4,400	Donaldson Company, Inc.	241,120
2,700	Dover Corporation	125,820
4,600	Eaton Corp.	163,300
900	FreightCar America Inc.*	12,969
5,900	Gardner Denver Inc.	374,945
4,700	IDEX Corporation	146,452
6,500	Illinois Tool Works Inc.	270,400
9,500	Ingersoll-Rand PLC	266,855
12,400	Joy Global Inc.	773,512
4,000	Kennametal Inc.	130,960
3,600	Navistar International Corp.*	115,632
2,100	Nordson Corporation	83,454
1,700	Oshkosh Corporation*	26,758
1,800	PACCAR Inc.	60,876
7,300	Pall Corp.	309,520
6,200	Parker Hannifin Corp.	391,406
2,000	Pentair, Inc.	64,020
3,700	Robbins & Myers, Inc.	128,427
1,000	Sauer-Danfoss, Inc.*	28,900
5,900	Snap-On, Inc.	261,960
7,100	Terex Corp.*	72,846
4,900	The Timken Company	160,818
4,600	Titan International, Inc.	69,000
1,500	Valmont Industries, Inc.	116,910
1,000	Wabtec Corporation	52,870
		8,015,053
	Media — 2.7%
11,700	Belo Corp.	57,213
19,700	CBS Corp. Cl B Non-Voting	401,486
12,000	Comcast Corp.	250,800
10,500	DIRECTV*	443,625
2,600	Discovery Communications, Inc.*	97,812
3,500	DISH Network Corp.*	87,710
13,300	The Walt Disney Co.	401,128
10,900	Entercom Communications Corp.*	57,225
13,200	Focus Media Holding Limited - ADR*	221,628
6,600	Gannett Co., Inc.	62,898
3,000	Grupo Televisa S.A. - SP-ADR	55,170
11,300	IMAX Corp.*	163,624
10,400	The Interpublic Group
	of Companies, Inc.	74,880

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)
	Media — 2.7% (Continued)
8,500	Liberty Media Corporation*	$562,020
7,300	Live Nation Entertainment, Inc.*	58,473
5,600	The McGraw-Hill Companies, Inc.	229,600
7,500	Morningstar, Inc.	423,300
22,300	The New York Times Co.*	129,563
10,000	News Corp. Cl B	155,900
2,900	Omnicom Group Inc.	106,836
1,600	Pandora Media Inc.*	23,440
189,100	Sirius XM Radio Inc.*	285,541
6,000	Time Warner Cable Inc.	376,020
3,500	Time Warner Inc.	104,895
11,600	Viacom, Inc. Cl B	449,384
6,800	Virgin Media Inc.	165,580
		5,445,751
	Metals & Mining — 3.7%
1,100	Agnico-Eagle Mines Ltd.	65,472
9,900	Alcoa Inc.	94,743
3,300	Allegheny Technologies, Inc.	122,067
1,500	AngloGold Ashanti Ltd. - SP-ADR	62,040
5,700	ArcelorMittal NYS	90,687
13,100	AuRico Gold Inc.*	123,140
5,600	Avalon Rare Metals, Inc.*	15,064
7,600	Barrick Gold Corp.	354,540
4,500	BHP Billiton Ltd. - SP-ADR	298,980
23,200	China Precision Steel, Inc.*	12,066
5,100	Cliffs Natural Resources Inc.	260,967
10,200	Coeur d’ Alene Mines Corp.*	218,688
1,700	Compass Minerals International, Inc.	113,526
8,100	Eldorado Gold Corp.	138,834
18,300	Freeport-McMoRan
	Copper & Gold Inc.	557,235
9,800	Gold Fields Ltd. - SP-ADR	150,136
5,620	Goldcorp, Inc.	256,497
24,900	Golden Star Resources Ltd.*	46,314
14,900	Harmony Gold Mining
	Company Ltd. - SP-ADR	174,777
17,700	Hecla Mining Co.*	94,872
9,000	IAMGOLD Corp.	178,020
3,630	Ivanhoe Mines Ltd.*	49,731
9,200	Kinross Gold Corp.	135,976
5,800	Molycorp, Inc.*	190,646
13,900	New Gold Inc.*	142,475
4,400	Newmont Mining Corp.	276,760
41,300	Northgate Minerals Corp.*	136,290
23,300	NovaGold Resources Inc.*	150,285
4,100	Nucor Corp.	129,724
8,400	Pan American Silver Corp.	224,868
11,500	Paramount Gold and
	Silver Corporation*	27,140
1,175	Pilot Gold Inc.*	1,346
700	Randgold Resources Ltd.	67,704
9,000	Rare Element Resources Ltd.*	45,720
5,300	Rio Tinto PLC - SP-ADR	233,624
8,600	RTI International Metals, Inc.*	200,552
10,900	Silver Standard Resources Inc.*	200,015
13,100	Silver Wheaton Corp.	385,795
3,000	Silvercorp Metals Inc.	23,730
8,500	Southern Copper Corp.	212,415
2,500	Steel Dynamics, Inc.	24,800
17,500	Taseko Mines Ltd.*	44,625
2,800	Teck Resources Ltd. Cl B	81,732
1,200	Ternium S.A. - SP-ADR	24,996
7,600	Titanium Metals Corp.	113,848
8,800	United States Steel Corp.	193,688
11,500	Vale S.A. - SP-ADR	262,200
3,100	Walter Energy, Inc.	186,031
17,400	Yamana Gold Inc.	237,684
		7,433,065
	Multiline Retail — 1.9%
4,400	Big Lots, Inc.*	153,252
14,500	Dillard’s, Inc.	630,460
6,700	Dollar General Corp.*	252,992
10,900	Dollar Tree, Inc.*	818,699
6,700	Family Dollar Stores, Inc.	340,762
2,900	Kohl’s Corp.	142,390
12,400	Macy’s, Inc.	326,368
16,300	Nordstrom, Inc.	744,584
2,500	J. C. Penney Company, Inc.	66,950
27,500	Saks, Inc.*	240,625
2,900	Target Corp.	142,216

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)
	Multiline Retail — 1.9% (Continued)
3,900	Tuesday Morning Corp.*	$13,728
		3,873,026
	Multi-Utilities — 0.2%
3,200	CMS Energy Corporation	63,328
1,000	Consolidated Edison, Inc.	57,020
1,000	Dominion Resources, Inc.	50,770
11,400	NiSource Inc.	243,732
300	Wisconsin Energy Corporation	9,387
		424,237
	Office Electronics — 0.0%
2,600	Zebra Technologies Corporation*	80,444

	Oil, Gas & Consumable Fuels — 4.7%
8,700	Alpha Natural Resources, Inc.*	153,903
4,300	Anadarko Petroleum Corp.	271,115
2,700	Apache Corp.	216,648
1,500	Arch Coal, Inc.	21,870
26,300	Brigham Exploration Co.*	664,338
10,000	Cabot Oil & Gas Corp.	619,100
8,000	Canadian Natural Resources Ltd.	234,160
2,600	Carrizo Oil & Gas, Inc.*	56,030
4,100	Cenovus Energy Inc.	125,911
2,400	Chesapeake Energy Corp.	61,320
4,100	Chevron Corp.	379,332
1,200	Cimarex Energy Co.	66,840
400	CNOOC Ltd.	64,120
4,000	Concho Resources Inc.*	284,560
5,100	ConocoPhillips	322,932
2,600	Continental Resources, Inc.*	125,762
2,200	Devon Energy Corp.	121,968
15,200	El Paso Corp.	265,696
9,800	Enbridge Inc.	312,914
3,500	EnCana Corp.	67,235
2,100	EOG Resources, Inc.	149,121
1,800	EQT Corporation	96,048
2,525	Exxon Mobil Corp.	183,391
6,900	GeoResources, Inc.*	122,751
1,400	Gulfport Energy Corporation*	33,852
3,000	Hess Corp.	157,380
18,698	HollyFrontier Corporation	490,262
25,500	Ivanhoe Energy, Inc.*	27,285
22,100	Kodiak Oil & Gas Corp.*	115,141
4,100	Marathon Oil Corp.	88,478
3,050	Marathon Petroleum Corporation	82,533
2,400	McMoRan Exploration Co.*	23,832
1,800	Murphy Oil Corp.	79,488
1,900	Newfield Exploration Co.*	75,411
3,500	Noble Energy, Inc.	247,800
1,500	Oasis Petroleum Inc.*	33,495
4,400	Occidental Petroleum Corp.	314,600
10,300	Patriot Coal Corp.*	87,138
9,400	Peabody Energy Corp.	318,472
600	PetroChina Company Ltd.	72,294
2,400	Petroleo Brasileiro S.A. - SP-ADR	53,880
2,600	Pioneer Natural Resources Co.	171,002
1,800	Plains Exploration &
	Production Company*	40,878
1,400	Range Resources Corp.	81,844
1,000	Royal Dutch Shell PLC - SP-ADR	61,520
24,200	SandRidge Energy Inc.*	134,552
2,600	Southwestern Energy Co.*	86,658
4,000	Stone Energy Corporation*	64,840
3,600	Suncor Energy, Inc.	91,584
3,500	Sunoco, Inc.	108,535
12,300	Tesoro Corp.*	239,481
15,300	TransGlobe Energy Corp.*	122,706
13,030	Valero Energy Corp.	231,673
4,400	Western Refining, Inc.*	54,824
10,500	Whiting Petroleum Corp.*	368,340
1,900	Clayton Williams Energy, Inc.*	81,339
5,700	The Williams Companies, Inc.	138,738
		9,366,920
	Paper & Forest Products — 0.3%
6,800	P.H. Glatfelter Co.	89,828
12,800	International Paper Co.	297,600
15,300	Louisiana-Pacific Corp.*	78,030
7,600	MeadWestvaco Corporation	186,656
		652,114

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)
	Personal Products — 1.0%
12,800	Elizabeth Arden, Inc.*	$364,032
17,100	Herbalife Ltd.	916,560
3,600	The Estee Lauder Companies Inc.	316,224
3,000	Medifast, Inc.*	48,450
900	Nu Skin Enterprises, Inc.	36,468
6,900	Revlon, Inc.*	85,008
4,600	Weight Watchers International, Inc.	267,950
		2,034,692
	Pharmaceuticals — 3.2%
1,800	Abbott Laboratories	92,052
3,600	Allergan, Inc.	296,568
1,800	AstraZeneca PLC - SP-ADR	79,848
1,000	Bayer AG - SP-ADR	54,810
12,000	Bristol-Myers Squibb Co.	376,560
3,500	Dr. Reddy’s Laboratories
	Ltd. - SP-ADR	104,300
47,000	Elan Corporation PLC - SP-ADR*	494,910
2,300	Endo Pharmaceuticals Holdings Inc.*	64,377
5,230	Forest Laboratories, Inc.*	161,032
2,700	Generex Biotechnology Corp.*	246
3,300	GlaxoSmithKline-PLC - SP-ADR	136,257
12,000	Jazz Pharmaceuticals, Inc.*	498,240
4,300	Johnson & Johnson	273,953
4,200	Eli Lilly and Co.	155,274
1,500	The Medicines Company*	22,320
7,800	Medicis Pharmaceutical Corp.	284,544
8,800	Merck & Co., Inc.	287,848
12,700	Mylan, Inc.*	215,900
800	Novartis AG - SP-ADR	44,616
1,500	Novo Nordisk A/S - SP-ADR	149,280
5,000	Perrigo Co.	485,550
11,600	Pfizer Inc.	205,088
12,500	Questcor Pharmaceuticals, Inc.*	340,750
4,300	Shire PLC- SP-ADR	403,899
900	Teva Pharmaceutical Industries Ltd.	33,498
6,180	Valeant Pharmaceuticals
	International, Inc.	229,402
6,900	ViroPharma Inc.*	124,683
8,000	VIVUS Inc.*	64,560
2,000	Warner Chilcott PLC*	28,600
8,900	Watson Pharmaceuticals, Inc.*	607,425
		6,316,390
	Professional Services — 0.4%
6,200	51job, Inc. - SP-ADR*	247,380
3,000	The Dun & Bradstreet Corporation	183,780
2,400	IHS Inc.*	179,544
200	Korn/Ferry International*	2,438
2,900	Manpower Inc.	97,498
13,000	On Assignment, Inc.*	91,910
1,500	Robert Half International, Inc.	31,830
		834,380
	Real Estate Management
	& Development — 0.0%
4,500	CB Richard Ellis Group, Inc.*	60,570
1,800	The St. Joe Company*	26,982
		87,552
	Road & Rail — 2.0%
5,200	Avis Budget Group, Inc.*	50,284
4,800	Canadian National Railway Company	319,584
700	Canadian Pacific Railway Limited	33,663
34,200	CSX Corp.	638,514
3,620	Dollar Thrifty
	Automotive Group, Inc.*	203,806
1,900	Genesee & Wyoming, Inc.*	88,388
16,400	Hertz Global Holdings, Inc.*	145,960
3,100	J. B. Hunt Transportation
	Services, Inc.	111,972
9,400	Kansas City Southern*	469,624
9,700	Norfolk Southern Corp.	591,894
5,600	Old Dominion Freight Line, Inc.*	162,232
2,000	RailAmerica Inc.*	26,060
8,000	Ryder Systems, Inc.	300,080
3,000	Swift Transportation Co.*	19,320
8,500	Union Pacific Corp.	694,195
1,100	Zipcar, Inc.*	19,800
		3,875,376
	Semiconductors & Semiconductor
	Equipment — 3.4%
13,500	Advanced Micro Devices, Inc.*	68,580

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)
	Semiconductors & Semiconductor
	Equipment — 3.4% (Continued)
7,100	Altera Corp.	$223,863
3,300	Analog Devices, Inc.	103,125
12,000	Applied Materials, Inc.	124,200
9,200	ARM Holdings PLC - SP-ADR	234,600
4,400	ASM International N.V.	108,812
2,200	ASML Holding N.V. NYS	75,988
21,900	Atmel Corp.*	176,733
5,000	Avago Technologies Ltd.	163,850
7,000	Broadcom Corp.	233,030
4,000	Cavium Inc.*	108,040
8,900	Cirrus Logic, Inc.*	131,186
2,600	Cree, Inc.*	67,548
21,700	Cypress Semiconductor Corp.	324,849
16,100	Entegris Inc.*	102,718
10,200	Entropic Communications, Inc.*	42,126
2,400	EZchip Semiconductor Ltd.*	79,728
12,500	Fairchild Semiconductor
	International, Inc.*	135,000
3,500	GT Advanced Technologies Inc.*	24,570
7,100	Integrated Device Technology, Inc.*	36,565
5,600	Intel Corporation	119,448
8,900	KLA-Tencor Corp.	340,692
4,500	Kopin Corporation*	15,435
16,000	Kulicke and Soffa Industries, Inc.*	119,360
6,400	Lam Research Corp.*	243,072
35,100	Lattice Semiconductor Corp.*	184,275
2,600	Linear Technology Corporation	71,890
24,500	LSI Corp.*	126,910
5,399	LTX-Credence Corporation*	28,561
6,400	Marvell Technology Group Ltd.*	92,992
6,400	Maxim Integrated Products, Inc.	149,312
6,100	Microchip Technology Inc.	189,771
34,000	Micron Technology, Inc.*	171,360
8,300	Mindspeed Technologies Inc.*	43,160
14,500	MIPS Technologies, Inc.*	70,180
2,500	Nanometrics Incorporated*	36,250
7,200	Novellus Systems, Inc.*	196,272
17,000	NVIDIA Corp.*	212,500
4,500	OmniVision Technologies, Inc.*	63,180
42,200	ON Semiconductor Corp.*	302,574
2,500	Rambus Inc.*	35,000
18,600	RF Micro Devices, Inc.*	117,924
1,400	Semtech Corporation*	29,540
23,500	Skyworks Solutions, Inc.*	421,590
2,800	Spreadtrum Communications,
	Inc. - SP-ADR	50,260
2,000	Standard Microsystems Corp.*	38,800
22,500	Teradyne, Inc.*	247,725
3,200	Texas Instruments Incorporated	85,280
22,600	TriQuint Semiconductor, Inc.*	113,452
4,100	Veeco Instruments Inc.*	100,040
8,800	Xilinx, Inc.	241,472
		6,823,388
	Software — 4.9%
5,300	Adobe Systems Inc.*	128,101
8,800	Advent Software, Inc.*	183,480
25,000	Ariba Inc.*	692,750
10,000	Autodesk, Inc.*	277,800
3,400	BMC Software, Inc.*	131,104
4,500	CA, Inc.	87,345
12,300	Check Point Software
	Technologies Ltd.*	648,948
9,800	Citrix Systems, Inc.*	534,394
14,600	Compuware Corp.*	111,836
5,700	Electronic Arts Inc.*	116,565
2,200	FactSet Research Systems Inc.	195,734
5,000	Fair Isaac Corp.	109,150
25,000	Fortinet Inc.*	420,000
16,800	Glu Mobile Inc.*	35,448
9,400	Jack Henry & Associates, Inc.	272,412
9,400	Informatica Corp.*	384,930
8,400	Intuit Inc.*	398,496
4,700	JDA Software Group, Inc.*	110,168
9,600	Mentor Graphics Corporation*	92,352
5,600	MICROS Systems, Inc.*	245,896
4,700	Microsoft Corp.	116,983
9,000	NetSuite Inc.*	243,090
1,200	NICE Systems Limited - SP-ADR*	36,420

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)
	Software — 4.9% (Continued)
2,400	Nuance Communications, Inc.*	$48,864
15,600	Oracle Corp.	448,344
3,900	Parametric Technology Corp.*	59,982
4,500	Progress Software Corporation*	78,975
1,700	RealPage, Inc.*	34,765
6,000	Red Hat, Inc.*	253,560
3,200	Rosetta Stone, Inc.*	29,280
7,800	Rovi Corporation*	335,244
4,000	Salesforce.com, Inc.*	457,120
7,900	SAP AG - SP-ADR	399,898
2,700	Solera Holdings Inc.	136,350
2,200	SuccessFactors, Inc.*	50,578
6,000	Symantec Corp.*	97,800
3,100	Synopsys, Inc.*	75,516
18,500	TIBCO Software Inc.*	414,215
7,300	The Ultimate Software Group, Inc.*	341,056
8,500	VMware Inc.*	683,230
33,000	Wave Systems Corp.*	77,220
4,000	Websense, Inc.*	69,200
		9,664,599
	Solar — 0.1%
2,300	First Solar, Inc.*	145,383
17,000	JA Solar Holdings Co.,
	Ltd. - SP-ADR*	30,260
4,800	LDK Solar Co. Ltd. - SP-ADR*	14,976
		190,619
	Specialty Retail — 5.3%
2,400	Aarons, Inc.	60,600
7,400	Abercrombie & Fitch Co.	455,544
1,900	Advance Auto Parts, Inc.	110,390
7,100	Ann Inc.*	162,164
12,200	AutoNation, Inc.*	399,916
3,000	AutoZone, Inc.*	957,570
2,200	Barnes & Noble, Inc.	26,026
2,400	bebe stores, inc.	16,128
6,000	Bed Bath & Beyond Inc.*	343,860
3,700	Best Buy Co., Inc.	86,210
36,000	Borders Group, Inc.*	864
5,900	CarMax, Inc.*	140,715
18,100	Chico’s FAS, Inc.	206,883
5,100	The Children’s Place
	Retail Stores, Inc.*	237,303
27,600	Coldwater Creek Inc.*	34,500
3,200	Collective Brands, Inc.*	41,472
16,320	Cost Plus, Inc.*	102,816
10,100	Dick’s Sporting Goods, Inc.*	337,946
4,515	DSW, Inc.	208,503
3,500	Express, Inc.	71,015
7,500	The Finish Line, Inc.	149,925
9,600	Foot Locker, Inc.	192,864
4,200	GameStop Corp.*	97,020
3,700	The Gap, Inc.	60,088
3,100	GNC Acquisition Holdings Inc.*	62,372
3,400	Guess?, Inc.	96,866
14,000	The Home Depot, Inc.	460,180
400	Hot Topic, Inc.	3,052
13,900	Limited Brands, Inc.	535,289
4,500	Lithia Motors, Inc.	64,710
11,200	Lowe’s Companies, Inc.	216,608
40,600	Office Depot, Inc.*	83,636
6,100	OfficeMax Inc.*	29,585
6,900	O’Reilly Automotive, Inc.*	459,747
9,400	The Pep Boys-Manny Moe & Jack	92,778
9,900	PetSmart, Inc.	422,235
49,100	Pier 1 Imports, Inc.*	480,198
1,800	RadioShack Corporation	20,916
8,800	Rent-A-Center, Inc.	241,560
5,200	Ross Stores, Inc.	409,188
1,900	The Sherwin-Williams Co.	141,208
3,800	Signet Jewelers Ltd.*	128,440
4,200	Staples, Inc.	55,860
7,000	Stein Mart, Inc.	43,750
2,900	The Talbots, Inc.*	7,830
6,500	Tiffany & Co.	395,330
6,500	The TJX Companies, Inc.	360,555
8,300	Tractor Supply Company	519,165
4,800	Ulta Salon, Cosmetics
	& Fragrance, Inc.*	298,704
4,100	Urban Outfitters, Inc.*	91,512

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
COMMON STOCKS — 97.5% (a) (Continued)
	Specialty Retail — 5.3% (Continued)
1,000	Vitamin Shoppe, Inc.*	$37,440
7,300	Williams-Sonoma, Inc.	224,767
1,900	Zumiez Inc.*	33,269
		10,517,072
	Telecommunication Services –
	Diversified — 0.9%
29,700	8x8, Inc.*	120,879
1,200	AT&T Inc.	34,224
8,200	BT Group PLC - SP-ADR	218,448
7,010	CenturyLink, Inc.
	(F/K/A CenturyTel, Inc.)	232,171
2,100	China Telecom Corporation
	Limited - SP-ADR	129,969
11,600	China Unicom (Hong Kong)
	Ltd. - SP-ADR	236,640
5,300	Chunghwa Telecom Co.,
	Ltd. - SP-ADR	174,900
4,200	City Telecom (H. K.) Ltd. - SP-ADR	39,690
3,300	Cogent Communications Group, Inc.*	44,385
79,600	Level 3 Communications, Inc.*	118,604
1,700	magicJack VocalTec Ltd.*	39,440
12,700	tw telecom inc.*	209,804
5,100	Verizon Communications Inc.	187,680
1,700	VimpelCom Ltd.	16,201
6,500	Windstream Corporation	75,790
		1,878,825
	Telecommunication Services – Wireless — 0.5%
1,600	American Tower Corp.*	86,080
1,000	China Mobile Limited - SP-ADR	48,710
1,500	Crown Castle International Corp.*	61,005
3,500	Leap Wireless International, Inc.*	24,150
20,700	MetroPCS Communications, Inc.*	180,297
7,200	Mobile TeleSystems - SP-ADR	88,560
2,100	NII Holdings Inc.*	56,595
2,600	NTT DOCOMO, Inc. - SP-ADR	47,476
1,000	SBA Communications Corporation*	34,480
34,000	Sprint Nextel Corp.*	103,360
10,700	Vodafone Group PLC - SP-ADR	274,455
		1,005,168
	Textiles, Apparel & Luxury Goods — 2.4%
5,700	Coach, Inc.	295,431
39,600	Crocs, Inc.*	937,332
5,600	Deckers Outdoor Corp.*	522,256
3,000	Fossil, Inc.*	243,180
4,100	Hanesbrands, Inc.*	102,541
6,600	Iconix Brand Group, Inc.*	104,280
13,000	Joe’s Jeans, Inc.*	8,179
16,500	Liz Claiborne, Inc.*	82,500
5,900	Lululemon Athletica Inc.*	287,035
7,400	Luxottica Group SPA - SP-ADR	186,332
6,650	Steven Madden, Ltd.*	200,165
5,900	NIKE, Inc. Cl B	504,509
5,000	PVH Corp.	291,200
2,500	Ralph Lauren Corporation	324,250
4,400	True Religion Apparel, Inc.*	118,624
5,200	Under Armour, Inc.*	345,332
2,300	VF Corp.	279,496
		4,832,642
	Tobacco — 0.5%
7,200	Altria Group Inc.	193,032
500	Lorillard, Inc.	55,350
8,800	Philip Morris International Inc.	548,944
5,600	Reynolds American Inc.	209,888
		1,007,214
	Trading Companies & Distributors — 0.4%
12,900	Fastenal Co.	429,312
1,100	W.W. Grainger, Inc.	164,494
1,000	Kaman Corporation	27,850
1,400	TAL International Group, Inc.	34,916
8,800	Titan Machinery, Inc.*	157,520
900	United Rentals, Inc.*	15,156
900	WESCO International, Inc.*	30,195
		859,443
	Water Utilities — 0.1%
7,900	American Water Works Co., Inc.	238,422

	Total common stocks
	(cost $214,858,362)	194,303,814

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value
LONG-TERM INVESTMENTS — 98.2% (a) (Continued)
PUBLICLY TRADED PARTNERSHIPS — 0.2% (a)
	Capital Markets — 0.0%
2,300	Lazard Ltd.	$48,530
	Oil, Gas & Consumable Fuels — 0.2%
7,500	Linn Energy LLC	267,450
	Total publicly traded partnerships
	(cost $377,506)	315,980
REITS — 0.3% (a)
	Real Estate Investment Trusts — 0.3%
1,800	Annaly Capital Management Inc.	29,934
1,400	Hatteras Financial Corp.	35,224
1,300	OMEGA Healthcare Investors, Inc.	20,709
1,500	Rayonier Inc.	55,185
700	Simon Property Group, Inc.	76,986
2,500	SL Green Realty Corp.	145,375
700	Ventas, Inc.	34,580
12,700	Weyerhaeuser Co.	197,485
	Total REITS
	(cost $899,672)	595,478

WARRANTS — 0.0% (a)
70	Krispy Kreme Doughnuts, Inc.*,
	Expiration Date - 03/02/12,
	Exercise Price - $12.21	20
3,150	American International Group, Inc.*,
	Expiration Date - 01/19/21,
	Exercise Price - $45.00	19,278
	Total warrants
	(cost $47,259)	19,298

PREFERRED STOCKS — 0.2% (a)
	Beverages — 0.2%
12,600	Companhia de Bebidas das
	Americas Preferred - SP-ADR	386,190

	Telecommunication Services –
	Diversified — 0.0%
1,550	Telecomunicacoes
	de Sao Paulo S.A. - SP-ADR	40,998

	Total preferred stocks
	(cost $409,890)	427,188
	Total investments — 98.2%
	(cost $216,592,689)	195,661,758
	Cash and receivables,
	less liabilities — 1.8% (a)	3,520,781
	TOTAL NET
	ASSETS — 100.0%	$199,182,539

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
ADR – American Depositary Receipts
PLC – Public Limited Company
N.V. – Dutch Public Limited Liability Co.
NYS – New York Registered Shares
S.A. – Sociedad Anónima
S.A.B. de C.V. – Sociedad Anónima Bursetil de Capital Variable
SP-ADR – Sponsored American Depositary Receipts

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MCSI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2011

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $35,768)	$2,241,940
Total investment income	2,241,940
EXPENSES:
Management fees	2,130,556
Transfer agent fees	269,863
Administrative and accounting services	247,056
Distribution fees	221,824
Custodian fees	134,099
Registration fees	62,633
Insurance expense	49,355
Printing and postage expense	48,511
Professional fees	47,920
Board of Directors fees	24,000
Overdraft fees	21,505
Chief Compliance Officer fees	21,000
Other expenses	15,221
Total expenses	3,293,543
NET INVESTMENT LOSS	(1,051,603)
NET REALIZED GAIN ON INVESTMENTS	11,306,780
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	(34,361,365)
NET LOSS ON INVESTMENTS	(23,054,585)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,106,188)

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2011 and 2010

	2011	2010
OPERATIONS:
Net investment loss	$(1,051,603)	$(415,149)
Net realized gain on investments	11,306,780	5,960,177
Net (decrease) increase in unrealized appreciation on investments	(34,361,365)	4,829,266
Net (decrease) increase in net assets resulting from operations	(24,106,188)	10,374,294
FUND SHARE ACTIVITIES:
Proceeds from shares issued (4,121,709 and 1,781,997 shares, respectively)	229,076,800	80,933,456
Cost of shares redeemed (2,241,424 and 538,546 shares, respectively)	(121,830,577)	(23,818,278)
Net increase in net assets derived from Fund share activities	107,246,223	57,115,178
TOTAL INCREASE	83,140,035	67,489,472
NET ASSETS AT THE BEGINNING OF THE YEAR	116,042,504	48,553,032
NET ASSETS AT THE END OF THE YEAR (Includes accumulated
net investment income of $0 and $0, respectively)	$199,182,539	$116,042,504

The accompanying notes to financial statements are an integral part of these statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$48.29	$41.87	$31.85	$32.05	$28.98
Income from investment operations:
Net investment (loss) income (a)	(0.27)	(0.25)	(0.42)	(0.01)	0.17
Net realized and unrealized (loss) gains on investments	(1.52)	6.67	10.44	0.02	2.90
Total from investment operations	(1.79)	6.42	10.02	0.01	3.07
Less distributions:
Distributions from net investment income	—	—	—	(0.21)	—
Distributions from net realized gains	—	—	—	—	—
Total from distributions	—	—	—	(0.21)	—
Net asset value, end of year	$46.50	$48.29	$41.87	$31.85	$32.05
TOTAL RETURN	(3.71%)	15.33%	31.46%	(0.00%)	10.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	199,183	116,043	48,553	22,151	26,670
Ratio of expenses (after reimbursement) to average net assets*	1.55%	1.80%	2.00%	2.00%	2.02%
Ratio of net investment (loss) income to average net assets**	(0.49%)	(0.55%)	(1.24%)	(0.03%)	0.55%
Portfolio turnover rate	55%	80%	527%	364%	313%

(a)	Amount calculated based on average shares outstanding throughout the year.
*
Computed after giving effect to adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2009, 2008 and 2007, the ratios would have been 2.51%, 2.67% and 2.25%, respectively.

**	If the Fund had paid all of its expenses for the years ended September 30, 2009, 2008 and 2007, the ratios would have been (1.75%), (0.70%) and 0.32%, respectively.

The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
September 30, 2011

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended.  This Company consists of one fund: the Reynolds Blue Chip Growth Fund (the “Fund”).  The Company was incorporated under the laws of Maryland on April 28,1988.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies.

(a)  Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price.  Securities which are traded on the Nasdaq National Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  Variable rate demand notes are recorded at par value which approximates fair value.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2011

(1)	Summary of Significant Accounting Policies — (Continued)

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2—-Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2011, based on the inputs used to value them:

Valuation Inputs		Investments in Securities
Level 1 —	Common Stocks	$194,301,402
	Publicly Traded Partnerships	315,980
	REITS	595,478
	Warrants	19,298
	Preferred Stocks	427,188
	Total Level 1	195,659,346
Level 2 —	Common Stocks	2,412
Level 3 —		—
Total		$195,661,758	*

It is the Fund’s policy to recognize transfers between levels at the end of the quarterly reporting period.  There were no significant transfers between levels during the year ended September 30, 2011.

* Please refer to the Schedule of Investments to view common stocks, publicly traded partnerships and preferred stocks segregated by industry type.

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes.  Net realized gains and losses on sales of securities are computed on the lowest amortized cost basis.

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(d)  The Fund may have investments in short-term variable rate demand notes, which are unsecured instruments.  The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)  GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.  For the year ended September 30, 2011, the Fund reclassified $1,051,603 of net investment loss and $(83,896) of accumulated realized losses to capital stock.

(f)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2011

(1)	Summary of Significant Accounting Policies — (Continued)

(h)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2011, open Federal tax years include the tax years ended September 30, 2008 through 2011.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations.  During the year ended September 30, 2011, the Fund did not incur any interest or penalties.  The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Reynolds Capital Management, LLC (“RCM”), to serve as investment adviser and manager.  The sole owner of RCM is Mr. Frederick L. Reynolds.  RCM is the successor to Reynolds Capital Management, a sole proprietorship for which Mr. Reynolds was sole proprietor.  Mr. Reynolds is also an officer and interested director of the Fund.  Under the terms of the agreement, the Fund will pay RCM a monthly management fee at the annual rate of 1% of the daily net assets.

The agreement further stipulates that RCM will reimburse the Fund for all expenses exceeding 2% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items).  The Fund is not obligated to reimburse RCM for any expenses reimbursed in previous fiscal years.  No such reimbursements were required for the year ended September 30, 2011.

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act.  The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets.  Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date.

(4)	Investment Transactions —

For the year ended September 30, 2011, purchases and proceeds of sales of investment securities (excluding short-term securities) were $222,689,820 and $114,367,785, respectively.

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2011:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Depreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$218,394,914	$14,380,043	$(37,113,199)	$(22,733,156)	$ —	$ —

The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2011

(5)	Income Tax Information — (Continued)

The tax components of dividends paid during the year ended September 30, 2011, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring on September 30, 2013), as of September 30, 2011, and tax basis post-October losses as of September 30, 2011, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2011				September 30, 2010
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$ —	$ —	$3,761,412	$ —	$ —	$ —

The Fund has utilized $11,856,959 of its capital loss carryovers during the year ended September 30, 2011.

Since there were no ordinary distributions paid for the year ended September 30, 2011, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
  Reynolds Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reynolds Funds, Inc., comprising Reynolds Blue Chip Growth Fund (the “Fund”), as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years indicated prior to September 30, 2009 were audited by another independent registered public accounting firm, who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reynolds Funds, Inc. as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, LTD

Westlake, Ohio
November 23, 2011

Reynolds Blue Chip Growth Fund
DIRECTORS AND OFFICERS

Other
		Term of		# of Funds	Directorships
	Position(s)	Office and		in Complex	Held by
Name, Age	Held with	Length of	Principal Occupation(s)	Overseen	Director
and Address	the Fund	Time Served	During Past Five Years	by Director	or Officer

Non-Interested Directors:
Dennis N. Moser, 69	Director	Indefinite Term	Mr. Moser is a partner in Glenbrook Partner,	1	None
77 Stockbridge		Since 2002	LLC, a payments consulting firm.
Atherton, CA 94027

Robert E. Stauder, 81	Director	Indefinite Term	Mr. Stauder is retired. He was a principal of	1	None
436 Casabonne Lane		Since 1988	Robinson Mills + Williams, an architectural
Sonoma, CA 95476			and interior design firm, from 1991 until 1996.

Interested Director:
Frederick L. Reynolds,* 69	Director,	Indefinite Term	Mr. Reynolds is the sole owner of	1	None
3565 South Las Vegas		Since 1988	the Adviser, which business commenced in 1985.
Blvd. #403	President	One Year Term
Las Vegas, NV 89109	and	Since 1988
Treasurer

Other Officer:
N. Lynn Bowley, 53	Chief	At Discretion	Mr. Bowley has been a Compliance Officer for	N/A	None
Northern Lights	Compliance	of Board	Northern Lights Compliance Services, LLC,
Compliance Services, LLC	Officer	Since 2007	(f/k/a) Fund Compliance Services, LLC, since
4020 S. 147th Street			2007.
Omaha, NE 68137
__________

*
Mr. Reynolds is the only interested director of the Company as that term is defined in the Investment Company Act of 1940.  Mr. Reynolds is an interested director of the Company by reason of his being an officer of the Company and the sole owner of the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Reynolds Funds, Inc.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
DENNIS N. MOSER
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
3565 South Las Vegas Boulevard, #403
Las Vegas, Nevada 89109

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS
1-414-765-4124

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN FUND AUDIT SERVICES, LTD.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee.  While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees

$14,000 (FY 2011) and $13,500 (FY 2010) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c)	Tax Fees

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)      All Other Fees

There were no other fees billed in each the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)   None

(e) (2)   None

(f)  Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h)  Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of October 18, 2011, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Reynolds Funds, Inc.
Registrant

By        /s/Frederick L. Reynolds
    Frederick L. Reynolds, Principal Executive Officer

Date     December 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Reynolds Funds, Inc.
Registrant

By        /s/Frederick L. Reynolds
    Frederick L. Reynolds, Principal Executive Officer

Date     December 7, 2011